UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2011

Southwest Oil & Gas Income Fund X-B, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	0-19585	75-2332176
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 – Regulation FD Disclosure.

On September 9, 2011, Southwest Royalties, Inc. (“SWR”), the general partner of Southwest Oil & Gas Income Fund X-B, L.P. (the “Partnership”) mailed a letter to the limited partners of the Partnership announcing a proposed merger to acquire the Partnership and 23 other limited partnerships for which SWR serves as general partner.  A copy of the letter is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.  This information, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 9.01 – Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                      Description

99.1	Letter to Limited Partners dated September 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: September 9, 2011		Southwest Oil & Gas Income Fund X-B, L.P.,
a Delaware limited partnership

	By:	Southwest Royalties, Inc., Managing
General Partner

	By:	/s/ Michael L. Pollard
Michael L. Pollard
Senior Vice President

EXHIBIT INDEX

Exhibit No.                      Description

99.1	Letter to Limited Partners dated September 9, 2011